UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2023

Hercules Capital, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-00702	74-3113410
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 Hamilton Ave., Suite 310 Palo Alto, CA	94301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 289-3060

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HTGC	New York Stock Exchange
6.25% Notes due 2033	HCXY	New York Stock Exchange

Item 1.01. Entry into a Material Definitive Agreement

On August 7, 2023, Hercules Capital, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company and Morgan Stanley & Co. LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as joint book-running managers, acting as representatives of the several underwriters named on Schedule I attached thereto (the “Underwriters”), in connection with an underwritten public offering of 6,500,000 shares (the “Offering”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”). The Underwriting Agreement also provided the Underwriters with an option to purchase up to an additional 975,000 shares of Common Stock.

The Offering was made pursuant to the Company’s effective shelf registration statement on Form N-2ASR (Registration No. 333-261732) previously filed with the Securities and Exchange Commission, as supplemented by a prospectus supplement dated December 17, 2021.

On August 10, 2023, the Company closed the Offering.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement filed with this report as Exhibit 1.1 and which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

1.1	Underwriting Agreement, dated August 7, 2023, by and among Hercules Capital, Inc. and Morgan Stanley & Co. LLC, UBS Securities LLC and Wells Fargo Securities, LLC as representatives of the several underwriters named on Schedule I.

5.1	Opinion of Dechert LLP.

23.1	Consent of Dechert LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES CAPITAL, INC.

August 10, 2023	By:	/s/ Kiersten Zaza Botelho
Kiersten Zaza Botelho General Counsel and Secretary